EXHIBIT 10.1.3

                      THIRD AMENDMENT TO CREDIT AGREEMENT

      This Third Amendment to Credit Agreement (this "Amendment") is entered into effective as of the 1st day of November, 1996, by and among Patina Oil & Gas Corporation ("Patina"), SOCO Wattenberg Corporation ("SWAT"), Gerrity Oil & Gas Corporation ("Gerrity"), (Patina, SWAT and Gerrity are each individually referred to herein as "Borrower" and collectively as "Borrowers"), Texas Commerce Bank National Association, as Administrative Agent ("Administrative Agent"), NationsBank of Texas, N.A., as Documentary Agent ("Documentary Agent"), Wells Fargo Bank, N.A., CIBC, Inc. and Credit Lyonnais New York Branch, as Co-Agents ("Co-Agents") and the financial institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) as Banks (individually a "Bank" and collectively "Banks").

                              W I T N E S E T H:

      WHEREAS, Borrowers, Administrative Agent, Documentary Agent, Co-Agents and Banks are parties to that certain Credit Agreement dated as of May 2, 1996 (as amended through the date hereof, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrowers; and

      WHEREAS, pursuant to that certain First Amendment to Credit Agreement, dated as of June 28, 1996, by and among Borrowers, Agents and Banks, the parties amended and revised certain provisions of the Credit Agreement, all as more particularly described therein; and

      WHEREAS, pursuant to that certain Second Amendment to Credit Agreement, dated as of October 8, 1996, by and among Borrowers, Agents and Banks, the parties further amended and revised certain provisions of the Credit Agreement, all as more particularly described therein; and

      WHEREAS, subject to the terms and conditions set forth herein, Borrowers, Agents and Banks desire to further amend certain provisions of the Credit Agreement, all as more fully described herein.

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, each Borrower, each Agent, and each Bank hereby agree as follows:

      SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective November 1, 1996 (the "Effective Date") in the manner provided in this Section 1.

     1.1. Amendment to Definitions. The definitions of "Initial Restricted Payment Limit" and "Loan Papers" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

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            "Initial  Restricted Payment Limit" means $11,000,000 and "Allocated
      Shares of Initial Restricted Payment Limit" means (a) with respect to Patina, $9,000,000, and (b) with respect to Gerrity, $2,000,000.

            "Loan Papers" means this Agreement, the Notes, the Patina Guarantees, the Collateral Assignment of Intercompany Loan, the Tax Credit Transaction Agreement, the Patina Pledge Agreement, the Gerrity Pledge Agreement, the First Amendment, the Second Amendment, the Third Amendment, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.2. Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:

            "Third Amendment" means the Third Amendment to Credit Agreement dated effective as of November 1, 1996, entered into by and among Borrowers, Agents, and Banks.

     1.3. Gerrity Financial Covenant. Section 10.3(b) of the Credit Agreement shall be amended to read in full as follows:

            (b) Gerrity will not permit its ratio of Consolidated Funded Debt to Consolidated Total Capital as of the end of any Fiscal Quarter ending on or after September 30, 1996 to exceed .67 to 1.


      SECTION 2.  Borrowing Base.


      (a) Patina Borrowing Base. In accordance with Section 4.2 of the Credit Agreement, effective November 1, 1996 and continuing until the earlier of (i) the next Patina Periodic Determination, or (ii) the next Patina Special Determination, the Patina Borrowing Base shall be $85,000,000.

      (b) Gerrity Borrowing Base. In accordance with Section 4.6 of the Credit Agreement, effective November 1, 1996, and continuing until the earlier of (i) the next Gerrity Periodic Determination, (ii) the next Gerrity Special
Determination, or (iii) the next Gerrity Readjustment Date, the Gerrity Borrowing Base shall be $35,000,000.

      SECTION 3. Patina Term Loan. Each Borrower, each Agent, and each Bank acknowledge and agree that the Patina Term Loan (and the Patina Term Commitment of each Bank) has been terminated effective as of September 30, 1996.

      SECTION 4. Representations and Warranties. In order to induce Agents and Banks to enter into this Amendment, each Borrower hereby represents and warrants to each Agent and each Bank that:

      (a) each representation and warranty of each Borrower and the Restricted Subsidiaries contained in the Loan Papers are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

     (b) neither a Default nor an Event of Default has occurred which is continuing; and

      (c) Borrowers have no defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof.
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      SECTION 5.  Miscellaneous.

      5.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

      5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      5.3 Legal Expenses. Each Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

      5.4 Counterparts. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by Borrowers and Required Banks at which time this Amendment shall be binding on, enforceable against and inure to the benefit of Borrowers, Agents and all Banks. Facsimiles shall be effective as originals.

     5.5 COMPLETE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT
AND THE OTHER
LOAN  PAPERS  REPRESENT  THE FINAL  AGREEMENT  AMONG THE  PARTIES AND
MAY NOT BE
CONTRADICTED  BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS  OR ORAL
AGREEMENTS OF THE
PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

      5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Authorized Officers effective as of the date and year first above written.

                                          BORROWERS:

                                          PATINA OIL & GAS CORPORATION,

                                          a Delaware corporation

                                          By:
                                          Its:

                                          SOCO WATTENBERG CORPORATION,

                                          a Delaware corporation

                                          By:
                                          Its:

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                                          GERRITY OIL & GAS CORPORATION,

                                          a Delaware corporation

                                          By:
                                          Its:

                                          ADMINISTRATIVE AGENT:

                                          TEXAS COMMERCE BANK
                                          NATIONAL ASSOCIATION

                                          By:
                                          Its:

                                          DOCUMENTARY AGENT:

                                          NATIONSBANK OF TEXAS, N.A.

                                          By:
                                          Its:

                                          CO-AGENTS:

                                          CIBC, INC.

                                          By:
                                          Its:

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By:
                                          Its:

                                          BANKS:

                                          TEXAS COMMERCE BANK
                                          NATIONAL ASSOCIATION

                                          By:
                                          Its:

                                          NATIONSBANK OF TEXAS, N.A.

                                          By:

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                                          Its:

                                          CIBC, INC.

                                          By:
                                          Its:

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By:
                                          Its:

                                          WELLS FARGO BANK, N.A.

                                          By:
                                          Its:

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